Employee Benefit Arrangements	12 Months Ended
Dec. 31, 2010
Employee Benefit Arrangements [Abstract]
Employee Benefit Arrangements

NOTE 21—EMPLOYEE BENEFIT ARRANGEMENTS

Kennedy-Wilson has a qualified plan under the provisions of Section 401(k) of the Internal Revenue Code. Under this plan, participants are able to make salary deferral contributions of up to 15% of their total compensation, up to a specified maximum. The 401(k) plan also includes provisions which authorize Kennedy-Wilson to make discretionary contributions. During 2010, 2009, and 2008, Kennedy-Wilson made matching contributions of $232,000, $32,000, and $6,000, respectively, to this plan and is included in compensation and related expenses in the accompanying consolidated statements of operations and comprehensive loss.